2010 UBS Global Life Sciences Conference New York, NY September 2010 Tina Nova, Ph.D. President & CEO Sam Riccitelli EVP & COO Exhibit 99.1

Safe Harbor Statement
Forward-looking statements contained in this presentation involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward looking statements. They are subject to significant business, economic and competitive risks and uncertainties. Forward-looking statements reflect our current views with respect to future events and are based on our current assumptions and beliefs and subject to risks and uncertainties. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements except as required by law. Factors that could cause our actual results to differ materially from those expressed or implied in such forward looking statements include, but are not limited to, those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K
for the year ended December 31, 2009 and most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission.

Genoptix At-A-Glance
Nasdaq Global Select,  S&P Small Cap 600 Index, Russell
2000
®
Index
Specialized, differentiated laboratory
service provider profitable with
positive cash flows since 2007
Addressing unmet diagnostic needs
in hematology and oncology
Addressing unmet needs in predictive
therapeutics for solid tumor cancers
Established center of excellence for hematomalignancy testing with one of largest specialized physician groups in the U.S.
Delivering Personalized And Comprehensive Diagnostic Services
To Community-Based Hematologists And Oncologists
Located in North County San Diego:
Approximately 200,000 total sq. ft. in four
facilities, corporate headquarters and
diagnostic laboratories

Genoptix
One Patient
One Hempath
One Diagnosis
PCR
Cytogenetics/FISH
Flow & Morphology
The Genoptix Way
Comprehensive And Integrated Diagnosis
Community
Hem/Onc Office
* Final diagnosis
* Treatment begins
Hempath
Consultation

Inadequacies of Traditional Testing
Results from 409 leukemia cases referred to MDACC:
27%
of cases were overturned due to a
wrong diagnosis
18%
of cases required a
change in treatment
and/or prognosis
9%
of cases required a
repeat bone-marrow
and re-test
Impact on patients and increase in costs:
Repeat bone marrow testing
Inappropriate drug treatment
Potential hospitalization and poorer outcomes
Potential precipitation or exacerbation of co-morbid disease
MD Anderson Cancer Center Study
* MD Anderson Cancer Center Study (MDACC).  Dr David C. Hohn, MD, Past Chairman of the Board of Directors of NCCN.  2008
National Comprehensive Cancer Network (NCCN) Case Management Program

GXDX Business Update
3Q10 case volumes and revenues expected to be
5-10% below prior quarter (2Q10)
Economics continue to drive change in patient profile and trends in physician practice management
Increasing competitive activity leading to market saturation, slowing rate of new customer acquisition
Number of actively ordering hem/onc customers stable at 1300-1350
New laboratory open and operational in July 2010, customer service center in 4Q10
Proprietary product in development with pilot launch by year-end
Additional major payor contract expected by end of the year
Acquiring patient data on clinical outcomes to support efficacy of
GXDX model – update by year-end
Maintaining goal to capture 15 - 20% market share by 2015
Revenue Trends Reflecting Change In Dynamics

Oncology Practice Management Issues
Changing patient profile
–
Number of uninsured at all time high
–
High deductible plans and increased cost of
coinsurance reducing patient utilization of
physician services
(2)
Physicians experimenting with
new business models
–
Selling to hospital or management companies
(3)
–
Creative revenue sharing between labs &
hem/oncs
–
Bringing lab work in-house
–
Implementation of EMR by 2014
(1)
Margot J. Fromer. “Community Cancer Centers Weather Rough Economy.” CancerNetwork.com. April 14, 2010.
(2)
“Behind The Numbers: Medical Cost Trends For 2011.” PricewaterhouseCoppers Health Research Institute. June, 2010.
(3)
“Community Oncology Center Care Practice Impact Report.” Community Oncology Alliance. July 19, 2010.
Practices getting “squeezed” as community oncologists are
forced to manage margins
–
52% of community oncologists surveyed are seeing a decrease in patient volumes
(1)
Hematopathology Testing Market Is Stable But In Transition

COMPASS & CHART: The Transformation of Hematomalignancy DX
10
Convenient Order Process &
Clear, Concise, Actionable Report
11
Complementary Service
Offering Drives Customer Loyalty
Combines multiple COMPASS
reports
Extends our personalized
medicine/service model
Integrates intervening clinical
actions
Provides a complete clinical picture
Provides hem/onc with valuable, specialized
diagnostic tool to track individual patient’s response
to treatment
Mapping Patient Disease Progression Over Time
Emulating Quality Model With Superficial Imitation
• “Me, too” approach based on appearances not business model
• We will continue to drive differentiation with quality service offerings and new, innovative diagnostic processes

9 Oncologists Value the Benefits of Genoptix Hem/Oncs Using Genoptix Services 0 200 400 600 800 1000 1200 1400

Addressing Challenges In The Marketplace
Increase in regional competitiveness Adding depth to sales coverage, leveraging reputation for quality offering
Product imitation by competitors Differentiating by adding new tests and proprietary offerings
Competitive EMR purchases  Strategic EMR support for key accounts
Weakened sales force effectiveness New sales leadership in place in 3Q10, targeted training, new sales incentives
Increased pressure from managed care Continued contractual negotiations, additional agreement expected in 2010
Physician consolidation and in-sourcing Targeted account management initiatives underway
BM cases moving to hospitals Initiating pilot program in 2H10 to sell into hospitals
Challenge Response

New Products & Services
Multiple Myeloma MRD  - iFISH
Enhanced detection of Minimum
Residual Disease (MRD)
Improved sensitivity with immuno-
enrichment over conventional
cytogenetics (iFISH)
Early identification of disease
progression
Molecular evaluations
for Colorectal
and NSCL carcinomas
Help determine optimal treatment
options
Deepens relationship with physician
customers
Extends the Genoptix service
approach to solid tumor indications
Additional tests expected in 2011

Reimbursement And Payor Relationships
Non-
contracted
Contracted
Contracted business
–
~ 40% Medicare
–
~ 20% major payors expected by Y/E 2010
Non-Contracted business
–
Reimbursed by payors as an out-of-network
provider
–
Bill patient co-insurance and deductibles at
in-network rates, as permitted by law
Evolution Of Payor Mix
–
Signed first major national commercial
contract with Aetna in 1Q10
–
Expect to sign second major payor contract in
2010
–
Expect mix to gradually shift toward
contractual relationships over next few years
Continuously Evolving Payor Mix

Putting Capital to Work
Reinvesting income to build long-term value
Increasing operational capacity
Assessing various opportunities through intensive
evaluation
–
Technologies
–
Partnerships
–
Acquisitions
Several strategies/opportunities under consideration
–
Expansion of solid tumor testing capabilities
–
Accessing new market segments to evolve with market trends
–
Complementary technologies
Growing The Franchise

~ 8%
The Diagnosis Of Hematomalignancies
Incidence Rates
375,000 bone marrows/yr
250,000 related blood-based
tests/yr
Hem/Onc Physicians
12,500 hem/oncs
9,500, or 76%, practice in the
community setting
Patients
850,000 patients in the U.S.
150,000 new cases annually
= Market Share
= Market Share Projection by 2015
Genoptix’ goal is to grow its share of
the bone marrow market to
15-20% by 2015
A Large And Growing Market

15 Financial Performance

2010 Investments 2H 2010 EPS Impact
Laboratory Capacity Expansion
–
Grow HemPath team to 50 by Y/E
–
Additional lab support personnel
–
New laboratory opened in July
($0.10)
Sales & Marketing Expansion
–
Grow Sales team to 100 by Y/E
–
New Customer Service facility in 4Q
–
Selective investments in client EMR
($0.09)
Growth Investment Builds Strong Foundation For
Leverage Beyond 2010
Committing To Next Phase Of Growth

Financial Summary
($ in thousands)
2009 2010
Revenues $84,487 $98,336
YOY Growth -- 16%
Cost of Revenues 32,201                  39,245
Gross Profit $52,286 $59,091
% Gross margin 62% 60%
Operating Expenses:
Sales & Marketing 14,321                  20,851
Sales & Marketing % of Rev 17% 21%
General & Administrative 13,881                  17,465
G&A as % of Rev 16% 18%
Research & Development 527                       809
R&D as % of Rev 1% 1%
Total Operating Expenses 28,729                  39,125
Income from Operations 23,557                  19,966
% Operating Margin 28% 20%
Income Before Income Tax 24,491                  20,496
% Pre-tax Margin 29% 21%
Net Income 13,816                  10,945
% Net Income Margin 16% 11%
Six Months Ended June 30,

Summary
Targeting 15-20% of bone marrow market share by 2015
COMPASS and CHART service offerings are transforming
hematomalignancy diagnostics in the United States and spurring competitors to emulate our success
Continue to strengthen sales organization to convey value proposition and combat new entrants, targeting ~ 100 sales reps by end of 2010
Economic pressure on community hem/onc driving new oncology service and business approaches and we are evolving as appropriate to meet their needs
A developing pipeline of new products and services for liquid and solid tumors launching in coming quarters
Actively pursuing objective evidence of the efficacy of our diagnostic model
Long-term outlook for solid gross margins in mid- to high-50th percentile and operating margins in the high-teens to low-20th percentile with shift in payor mix over next few years
Proactively managing resources to improve efficiencies and control costs

20 Thank You